CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Cash and cash equivalents	$ 26,326	$ 22,679	$ 18,915	$ 32,868
Restricted cash - current asset	6,003	6,962	8,055	10,630
Restricted cash - non-current asset	13,125	13,640	14,154	15,198
Total cash, cash equivalents and restricted cash	$ 45,454	$ 43,281	$ 41,124	$ 58,696